UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 14, 2002



                            STONE ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)




--------------------------------------------------------------------------------
         Delaware                      1-12074                   72-1235413
 (State or other jurisdiction      (Commission File         (I.R.S. employer
of incorporation or organization)       Number)             identification no.)
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    625 E. Kaliste Saloom Road
        Lafayette, Louisiana                                 70508
(Address of principal executive offices)                   (Zip code)


       Registrant's telephone number, including area code: (337) 237-0410

ITEM 9.  REGULATION FD DISCLOSURE

     On August 14, 2002, Stone Energy Corporation (the "Registrant") filed its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 (the "Form 10-Q") with the Securities and Exchange Commission. Pursuant to 18 U.S.C.
Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the following certifications accompanied the Form 10-Q:


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

     Pursuant to 18 U.S.C. Section 1350 and in connection with the accompanying report on Form 10-Q for the quarterly period ended June 30, 2002 that is being filed concurrently with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned officer of Stone Energy Corporation (the "Company") hereby certifies, to the best of his knowledge, that:

     (i) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                /s/ D. Peter Canty
                                                ------------------
                                             Name:  D. Peter Canty
                                             Date:  August 14, 2002


                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

     Pursuant to 18 U.S.C. Section 1350 and in connection with the accompanying report on Form 10-Q for the quarterly period ended June 30, 2002 that is being filed concurrently with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned officer of Stone Energy Corporation (the "Company") hereby certifies, to the best of his knowledge, that:

     (i) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                               /s/ James H. Prince
                                               -------------------
                                            Name:  James H. Prince
                                            Date:  August 14, 2002


The foregoing certifications are being furnished solely to accompany the Form 10-Q pursuant to 18 U.S.C. Section 1350, and are not being filed for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, and are not to be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             STONE ENERGY CORPORATION


Date: August 14, 2002                    By: /s/ James H. Prince
                                             -------------------------
                                                 James H. Prince
                                              Senior Vice President -
                                            Chief Financial Officer and
                                                    Treasurer